Exhibit 10.30

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Amendment no. 6 BioNTech AG – Lease of an additional 10 parking spaces on the bastion property to the lease agreement of 17.08.2011 for commercial premises and the lease of 01.10.2012 for the main area, Amendment of 17.02.2012, Amendment no. 2 of 01.02.2013, Amendment no. 3 of 06.03.2013, Amendment no. 4 of 19.11.2013, lease of 30.03.2012 and Amendment no. 5 of 10.03.2016

Agreement no.: ____________________________ of: 21.07.2017

The lease is entered into by and between the following contractual parties:

As the Lessor:

Wolfram Richter

Kupferpergterrasse [sic] 15, 17-19

55116 Mainz

Tel.: [***]; Fax: [***]

Lessor’s tax registration number: [***]

If the Lessor exercises the value added tax option, the Lessor’s tax registration number is:

[***]

As the Lessee:

BioNTech AG

Represented by: [***]

An der Goldgrube 12

55131 Mainz

registered in the Commercial Register held at Mainz District Court, registration number: HRB 41865 for the lease of an additional 10 parking spaces on the bastion property

Lease no.: 104.01.01

Section 5: Rent from 01.06.2017 onwards and allocation thereof due to the lease of an additional 10 parking spaces on the bastion property

1.
Office space front building, second floor, approx. 256 m2, €[***]/m2	€	[***]
Office space original building, second floor, approx. 146 m2, €[***]/m2	€	[***]
for other space, approx. 71 m2, €[***]/m2	€	[***]
for the parking spaces 30 at €[***]each	€	[***]

Net rent excluding utilities:	€	[***]
Advance payments on the operating costs for approx. 473 m3 at €[***]m2	€	[***]
Net rent including advance payments on operating costs:	€	[***]
Value added tax, currently 19% VAT	€	[***]

Gross rent	€	[***]

2.
Office space front building, second floor, main area, 299.00 m2, €[***]/m2	€	[***]
for other space, approx. 29.00 m2, €[***]/m2	€	[***]

Net rent excluding utilities:	€	[***]
Advance payments on the operating costs for 328.00 m2 at €[***]/m2	€	[***]
Net rent including advance payments on operating costs:	€	[***]
Value added tax, currently 19%	€	[***]

Gross rent	€	[***]
3.
Office space front building, third floor (loft), approx. 244.00 m2, €[***]/m2	€	[***]
for other space, approx. 24.00 m2, €[***]/m2	€	[***]

Net rent excluding utilities:	€	[***]
Advance payments on the operating costs for 248.00 m2 at €[***]/m2	€	[***]
Net rent including advance payments on operating costs:	€	[***]
Value added tax, currently 19%	€	[***]

Gross rent	€	[***]
Total gross rent from 01.06.2017	€	[***]

All other provisions in the lease of 17.08.2011 and Amendments nos. 1, 2, 3, 4 and 5, as well as the lease of 30.03.2012 shall remain in place and continue to apply without amendments.

Mainz, on 6.10.2017

Signature and stamp of the Lessor:

pp. [signature]

Mainz, on 04 October 2017

Signature and stamp of the Lessee:

[signature]

[Stamp: BioNTech AG

An der Goldgrube 12

55131 Mainz

Tel.: +49 (0)6131 / 90 840 – Fax: +49 (0)6131/9084390]

2